UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2017

Brighthouse Life Insurance Company
(Exact name of registrant as specified in its charter)

Delaware	033-03094	06-0566090
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11225 North Community House Road, Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CGR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Brighthouse Life Insurance Company is filing this Current Report on Form 8-K to reflect the impact on its previously filed financial statements and other disclosures included in Brighthouse Life Insurance Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) of actions taken with respect to Brighthouse Life Insurance Company and its subsidiaries (collectively, the “Company” or “Brighthouse Insurance”) by MetLife, Inc., the Company’s former parent company, in the second quarter of 2017 as described below.
Beginning with the second quarter of 2017, MetLife, Inc. implemented certain reporting changes related to the change in the ownership of the Company in connection with the separation of a substantial portion of MetLife, Inc.’s former U.S. retail business. These changes have been applied retrospectively effective January 1, 2014. These changes included the following:
•the contribution by MetLife, Inc. of certain affiliated reinsurance companies and Brighthouse Life Insurance Company of NY to Brighthouse Life Insurance Company; and
•the merger of these affiliated reinsurance companies with and into Brighthouse Reinsurance Company of Delaware, a licensed reinsurance subsidiary of Brighthouse Life Insurance Company.
See Note 3 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K for the effects of the retrospective application of these changes.
The following items of the 2016 Annual Report (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II, Item 8. Financial Statements and Supplementary Data.
The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2016 Annual Report, as specified in such Exhibit 99.1. No Items of the 2016 Annual Report other than those identified above are being revised by this filing. Information in the 2016 Annual Report is generally stated as of December 31, 2016 and this filing does not reflect any subsequent information or events other than the changes described above and those reflected in the Overview included within Item 7 of Part II and Note 18 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2016 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in Brighthouse Life Insurance Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2017 (the “Quarterly Reports on Form 10-Q”) and our other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2016 Annual Report, the Quarterly Reports on Form 10-Q and other filings made by Brighthouse Life Insurance Company with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP.
99.1
Revised items in 2016 Annual Report on Form 10-K:
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE LIFE INSURANCE COMPANY

By	/s/ Lynn A. Dumais
	Name:	Lynn A. Dumais
	Title:	Vice President and Chief Accounting Officer

Date: September 14, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP.
99.1
Revised items in 2016 Annual Report on Form 10-K:
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.